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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  November 20, 1996


                              AVIVA PETROLEUM INC.
             (Exact name of registrant as specified in its charter)


             TEXAS                     0-22258                 75-1432205
(State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation or organization)      File Number)        Identification Number)



         8235 DOUGLAS AVENUE,                                     75225
       SUITE 400, DALLAS, TEXAS                                 (Zip Code)
(Address of principal executive offices)


                                 (214) 691-3464
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS


   The press release dated November 20, 1996 that is filed herewith as Exhibit
20.1 is incorporated herein by reference.


ITEM 7. EXHIBITS


c)   Exhibits

     20.1 Press release dated November 20, 1996 reporting industry discussions on Breton Sound in the Gulf of Mexico.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AVIVA PETROLEUM INC.



Date:  November 20, 1996            /s/ James L. Busby
                                    --------------------------------------------
                                    James L. Busby
                                    Treasurer and Secretary
                                    (principal financial and accounting officer)

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EXHIBITS

Number                     Description of Exhibit
------                     ----------------------

**20.1 Press release dated November 20, 1996 reporting industry discussions on Breton Sound in the Gulf of Mexico.



------------
**Filed Herewith

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